UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2017 (November 28, 2017)

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 28, 2017, Synchrony Financial (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), to issue and sell $1,000,000,000 aggregate principal amount of 3.950% Senior Notes due 2027 (the “Notes”) in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-213681) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission.

The Notes will be governed by an Indenture, dated as of August 11, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to December 1, 2017 and as further supplemented by a Seventh Supplemental Indenture, dated as of December 1, 2017 (the “Seventh Supplemental Indenture”), between the Company and the Trustee (as so supplemented, the “Indenture”).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 8.01 and into the Registration Statement. The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Seventh Supplemental Indenture filed as Exhibit 4.1 hereto, and the form of the Notes, which is included in Exhibit 4.1 hereto, each of which is incorporated by reference into this Item 8.01 and into the Registration Statement, and the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2014.

A copy of the opinion of Sidley Austin LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated November 28, 2017, among Synchrony Financial and Barclays Capital Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I thereto.

4.1	Seventh Supplemental Indenture, dated as of December 1, 2017, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.950% Senior Notes due 2027 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated November 28, 2017, among Synchrony Financial and Barclays Capital Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I thereto.

4.1	Seventh Supplemental Indenture, dated as of December 1, 2017, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.950% Senior Notes due 2027 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: December 1, 2017	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary